SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of earliest event reported): May 6, 2004



                              CAMDEN PROPERTY TRUST
             (Exact name of Registrant as specified in its Charter)


          TEXAS                        1-12110                 76-6088377

(State or other jurisdiction of    (Commission file         (I.R.S. Employer
incorporation or organization)         number)            Identification Number)


             Three Greenway Plaza, Suite 1300, Houston, Texas 77046
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (713) 354-2500



                                 Not applicable
          (Former name or former address, if changed since last report)





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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)   Exhibits.

                99.1    Press release dated May 6, 2004.


Item 12.  Results of Operations and Financial Conditions.

            On May 6, 2004, Camden Property Trust (the "Company") issued a press release announcing its consolidated financial results for the first quarter ended March 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 6, 2004
                                              CAMDEN PROPERTY TRUST



                                              By: /s/ Dennis M. Steen
                                                  ----------------------------
                                                  Dennis M. Steen
                                                  Chief Financial Officer,
                                                  Senior Vice President-
                                                  Finance and Secretary